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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 19, 2004


                       Citigroup Mortgage Loan Trust Inc.
             (Exact name of registrant as specified in its charter)


   Delaware                             333-107958               01-0791848
   (State or other jurisdiction        (Commission             (IRS Employer
   of incorporation)                   File Number)          Identification No.)

           390 Greenwich Street, New York, New York            10013
           (Address of principal executive offices)          (Zip Code)

        Registrant's telephone number, including area code (212) 816-6000

         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


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[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))




SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
           --------------------------------------------------

         On September 15, 2004, a single series of certificates, entitled Citigroup Mortgage Loan Trust Inc., Asset-Backed Pass-Through Certificates, Series 2004-OPT1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement, dated as of September 1, 2004 (the "Agreement"), among Citigroup Mortgage Loan Trust Inc. as depositor (the "Depositor"), Option One Mortgage Corporation as servicer (the "Servicer") and Wells Fargo Bank, N.A. as trustee (the "Trustee").

         Upon the closing of the initial issuance of the Certificates, (i) Citigroup Mortgage Loan Trust Inc. purchased from Option One Mortgage Corporation certain Initial Mortgage Loans with an aggregate principal balance equal to $1,083,027,228.62 and transferred such mortgage loans to the Trustee, and (ii) the Trustee deposited funds in the Group I Pre-Funding Account (the "Group I Pre-Funding Account") in an amount equal to $411,216,090.71 and the Group II Pre-Funding Account (the "Group II Pre-Funding Account," together with the Group I Pre-Funding Account, the "Pre-Funding Accounts") in an amount equal to $144,675,712.40, both established pursuant to the Agreement.

         On September 15, 2004, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $549,819,689.35 with funds on deposit in the pre-funding accounts (the "Pre-Funding Accounts") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated September 15, 2004, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

         Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

SECTION 8 - OTHER EVENTS

ITEM 8.01  OTHER EVENTS
           ------------

Description of the Certificates and the Mortgage Pool

         The Certificates designated as the Series 2004-OPT1 Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien


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adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). As of the Subsequent Transfer Date, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of $ 1,632,846,917.97.

         As more fully described above, on September 15, 2004, the Depositor purchased the Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Accounts.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the applicable Cut-Off Date.







SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

                  1. Not applicable

                  2. Not applicable

                  3. Exhibits




      Exhibit No.                                  Description
      -----------                                  -----------

         4.2 Subsequent Transfer Instrument, dated as of September 15, 2004, between Citigroup Mortgage Loan Trust Inc., as seller and Wells Fargo Bank, N.A., as trustee.

         99.1 Characteristics of the Mortgage Pool as of September 1, 2004, relating to Citigroup Mortgage Loan Trust Inc., Asset-Backed Pass-Through Certificates, Series 2004-OPT1.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 19, 2004


                                   CITIGROUP MORTGAGE LOAN TRUST INC.


                                   By:    /s/ A. Randall Appleyard
                                   Name:  A. Randall Appleyard
                                   Title: Vice President




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                                Index to Exhibits

      Exhibit No.                               Description                              Sequentially
      -----------                               -----------                              Numbered Page
                                                                                         -------------

          4.2             Subsequent Transfer Instrument                                       6

          99.1            Characteristics  of the  Mortgage  Pool as of September
                          1, 2004,  relating  to  Citigroup  Mortgage  Loan Trust             12
                          Inc., Asset-Backed  Pass-Through  Certificates,  Series
                          2004-OPT1.












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